UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

AMYLYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41199	46-4600503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43 Thorndike, St., Cambridge, MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 682-0917

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMLX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 1, 2022 (the “Effective Date”), Amylyx Pharmaceuticals, Inc. (the “Company”) entered into an employment agreement amendment (the “Amendment”) with Patrick Yeramian, M.D., its Global Head of Clinical R&D and Chief Medical Officer, which has been approved by the Board of Directors of the Company.

The Amendment reflects a change in Dr. Yeramian’s base salary to $214,000 per year and also reflects that Dr. Yeramian’s working hours shall be twenty (20) hours per week. Otherwise, all other terms and conditions in the employment agreement between the Company and Dr. Yeramian, effective January 11, 2022, remains in full force and effect.

We are fortunate to have a team with deep scientific, clinical, business, and leadership experience and who will assume greater responsibilities in connection with Dr. Yeramian’s reduced schedule. We expect Dr. Yeramian will ultimately transition out of his role into retirement, although no definitive date has been set for such transition. We have engaged in a search to identify a full-time successor as part of our management succession process. Dr. Yeramian’s shift to a part-time role is not the result of any disagreement with the Company on any matter relating to its operations, policies practices or any issues relating to the Company’s accounting principles, practices, financial statements or disclosures.

The foregoing description of the Amendment are qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement, effective as of December 1, 2022, by and between the Company and Patrick Yeramian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMYLYX PHARMACEUTICALS, INC.

Date: December 6, 2022	By:	/s/ James M. Frates
James M. Frates
Chief Financial Officer